UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2016

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Short Duration High Income Fund for the six-month reporting period ended January 31, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 26, 2016

II	Western Asset Short Duration High Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended January 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s second estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 1.0%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.1%, as reported by the U.S. Department of Labor. By January 2016, unemployment was 4.9%, its lowest level since February 2008.

Western Asset Short Duration High Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

During its meeting that concluded on January 27, 2016, the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2016?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.67%. Its low for the period was 0.57% on October 14, 2015, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.76%. The yield on the ten-year Treasury note began the period at 2.20%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.94% occurred on the last day of the reporting period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. High-yield corporate bonds were among the weakest performers over the six months ended January 31, 2016. In contrast, sectors that are generally less sensitive to rising interest rates largely posted positive results. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexiv, returned 1.33% during the six months ended January 31, 2016.

Q. How did the high-yield bond market perform over the six months ended January 31, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned -7.75% for the six months ended January 31, 2016. High yield bonds were

IV	Western Asset Short Duration High Income Fund

volatile during the reporting period. While the overall high-yield default rate remained below its long-term average, the asset class declined during five of the six months of the reporting period. In particular, the Energy sector and Metals & Mining industry fell sharply as commodity prices moved lower given weakening demand.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -1.13% during the six months ended January 31, 2016. The asset class declined during the first two months of the reporting period. These setbacks were triggered by a number of factors, including concerns over economic growth in China, falling commodity prices, expectations for future Fed rate hikes and geopolitical issues. The asset class rallied in October 2015 as investor risk appetite improved. However, the asset class then moved lower over the second half of the period.

Performance review

For the six months ended January 31, 2016, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned -12.80%. The Fund’s unmanaged benchmark, the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Indexvii, returned -8.06% for the same period. The Lipper High Yield Funds Category Average1 returned -7.20% over the same time frame.

Performance Snapshot as of January 31, 2016 (unaudited)
(excluding sales charges)	6 months
Western Asset Short Duration High Income Fund:
Class A	-12.80%
Class C	-13.12%
Class C1[2]	-13.08%
Class R	-12.93%
Class I	-12.63%
Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index	-8.06%
Lipper High Yield Funds Category Average[1]	-7.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 682 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Short Duration High Income Fund	V

Investment commentary (cont’d)

The 30-Day SEC Yields for the period ended January 31, 2016 for Class A, Class C, Class C1, Class R and Class I shares were 8.80%, 8.26%, 8.58%, 8.26% and 9.27%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 25, 2015, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class R and Class I shares were 0.96%, 1.70%, 1.39%, 1.23% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 26, 2016

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Below investment grade securities are commonly referred to as “junk bonds.” Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Asset-backed, mortgage-backed or mortgage-related securities are subject to additional risks, such as prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Short Duration High Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded.

Western Asset Short Duration High Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2016 and July 31, 2015 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2015 and held for the six months ended January 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-12.80%	$1,000.00	$872.00	1.00%	$4.71	Class A	5.00%	$1,000.00	$1,020.11	1.00%	$5.08
Class C	-13.12	1,000.00	868.80	1.71	8.03	Class C	5.00	1,000.00	1,016.54	1.71	8.67
Class C1	-13.08	1,000.00	869.20	1.41	6.62	Class C1	5.00	1,000.00	1,018.05	1.41	7.15
Class R	-12.93	1,000.00	870.70	1.24	5.83	Class R	5.00	1,000.00	1,018.90	1.24	6.29
Class I	-12.63	1,000.00	873.70	0.74	3.49	Class I	5.00	1,000.00	1,021.42	0.74	3.76

2	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

[1]	For the six months ended January 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

4	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2016

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 77.2%
Consumer Discretionary — 15.5%
Automobiles — 0.4%
Fiat Chrysler Automobiles NV, Senior Notes	4.500%	4/15/20	2,610,000	$2,562,694
Diversified Consumer Services — 0.2%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	1,240,000	1,277,200
Hotels, Restaurants & Leisure — 4.5%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	3,474,000	3,500,055	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,255,216	1,121,661	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,710,000	2,869,212
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,030,000	896,100
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	918,000	885,870	(a)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	2,825,000	2,733,188	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	690,000	683,100	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	2,090,000	2,074,325	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,281,000	3,481,961	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	220,000	196,748	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	420,000	433,650
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	870,000	850,425	(a)
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	4,890,000	4,938,900	(a)
Studio City Finance Ltd., Senior Notes	8.500%	12/1/20	4,500,000	4,308,750	(a)
Total Hotels, Restaurants & Leisure				28,973,945
Household Durables — 3.2%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	4,570,000	4,678,538	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,430,000	1,437,150	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	3,520,000	3,536,262	(a)
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	2,930,000	2,842,100
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,850,000	2,956,875
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	395,650
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	5,150,000	4,493,375	(a)
Total Household Durables				20,339,950
Leisure Products — 0.2%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	1,620,000	1,656,450	(a)

See Notes to Financial Statements.

6	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 4.9%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,610,000	$2,786,175
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,000,000	1,087,500
DISH DBS Corp., Senior Notes	5.125%	5/1/20	4,000,000	3,980,000
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	5,000,000	2,875,000	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	3,600,000	921,600	(b)
Lamar Media Corp., Senior Notes	5.750%	2/1/26	400,000	413,000	(a)
MediaNews Group Inc.	12.000%	12/31/18	1,236,000	1,236,000	(d)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	7,056,856	4,957,441	(a)(b)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,000,000	990,000	(a)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	200,000	196,000	(a)
Numericable-SFR SAS, Senior Secured Notes	4.875%	5/15/19	3,420,000	3,411,450	(a)
Postmedia Network Inc., Secured Notes	12.500%	7/15/18	6,640,000	4,747,600
Tribune Media Co., Senior Notes	5.875%	7/15/22	1,470,000	1,470,000	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,400,000	1,440,250	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	600,000	595,500	(a)
Total Media				31,107,516
Multiline Retail — 0.4%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	4,510,000	2,886,400	(a)(b)
Specialty Retail — 1.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	870,000	888,488
CST Brands Inc., Senior Notes	5.000%	5/1/23	810,000	812,025
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,350,000	1,397,250	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	600,000	589,500	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	6,380,000	4,402,200	(a)
Total Specialty Retail				8,089,463
Textiles, Apparel & Luxury Goods — 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	820,000	795,400	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	1,473,000	1,524,555
Total Textiles, Apparel & Luxury Goods				2,319,955
Total Consumer Discretionary				99,213,573
Consumer Staples — 4.9%
Beverages — 1.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,760,000	2,718,600	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	3,760,000	4,239,400	(a)
Total Beverages				6,958,000

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples — 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	2,030,000	$2,097,244	(a)
Food & Staples Retailing — 1.0%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,310,000	3,024,512	(a)
Dollar Tree Inc., Senior Notes	5.250%	3/1/20	2,670,000	2,816,850	(a)
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	500,000	529,375	(a)
Total Food & Staples Retailing				6,370,737
Food Products — 2.0%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	3,550,000	3,487,875	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	3,480,000	3,358,200	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	5,730,000	5,085,375	(a)
TreeHouse Foods Inc., Senior Notes	6.000%	2/15/24	730,000	752,812	(a)
Total Food Products				12,684,262
Household Products — 0.1%
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	710,000	614,150	(a)
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,151,000	2,508,984
Total Consumer Staples				31,233,377
Energy — 11.0%
Energy Equipment & Services — 0.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,880,000	676,800
CGG, Senior Notes	6.500%	6/1/21	2,300,000	886,420
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,560,000	951,600
SESI LLC, Senior Notes	7.125%	12/15/21	1,760,000	1,254,000
Total Energy Equipment & Services				3,768,820
Oil, Gas & Consumable Fuels — 10.4%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	530,000	432,696
Antero Resources Corp., Senior Notes	5.375%	11/1/21	950,000	809,875
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	3,240,000	664,200
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	7.875%	4/15/22	720,000	120,600
California Resources Corp., Senior Notes	5.500%	9/15/21	6,486,000	1,329,630
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	4,990,000	3,617,750
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,360,000	1,064,200
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	267,300
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	1,900,000	513,000

See Notes to Financial Statements.

8	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.000%	12/15/20	2,080,000	$1,328,600
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,840,000	1,117,800
Ecopetrol SA, Senior Notes	5.875%	9/18/23	797,000	703,113
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	2,900,000	1,247,000
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	6,960,000	4,837,200	(a)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	1,120,000	991,200
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	5,463,000	819,450
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	7,440,000	967,200
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	360,000	183,600	(a)
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	1,980,000	2,031,975	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	8,710,000	2,221,050	*(e)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	100,000	57,250	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	720,000	372,168	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,700,000	1,424,250	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,270,000	692,350	*(c)(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,950,000	2,041,650
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	5,530,000	788,025	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	2,450,000	1,384,250
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	680,000	499,800
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000	578,100
NGPL PipeCo LLC, Senior Secured Notes	7.119%	12/15/17	1,630,000	1,540,350	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	3,770,000	2,280,850
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	980,000	573,300
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	770,000	442,750
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	5,930,000	2,105,150	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	3,120,000	3,010,800	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,440,000	1,101,600
QEP Resources Inc., Senior Notes	5.375%	10/1/22	1,840,000	1,260,400
QEP Resources Inc., Senior Notes	5.250%	5/1/23	300,000	205,500
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,980,000	44,550	*(e)
Range Resources Corp., Senior Notes	5.000%	8/15/22	2,332,000	1,830,620
Samson Investment Co., Senior Notes	9.750%	2/15/20	4,870,000	7,305	*(e)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	6,070,000	2,549,400
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	7,039,000	4,962,495	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	3,000,000		$2,205,000	(c)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.625%	10/1/20	680,000		593,300	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000		1,152,300
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	5,050,000		4,715,437	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	7,313,000		1,069,168	(a)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	350,000		221,585
WPX Energy Inc., Senior Notes	6.000%	1/15/22	2,490,000		1,456,650
Total Oil, Gas & Consumable Fuels					66,433,792
Total Energy					70,202,612
Financials — 7.9%
Banks — 2.2%
CIT Group Inc., Senior Notes	5.500%	2/15/19	310,000		320,850	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	4,680,000		4,688,775
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	1,860,000		1,807,083	(f)(g)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,120,000		1,121,738	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,260,000		2,183,409	(f)(g)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	580,000		660,675
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	4,270,000	AUD	3,312,021	(f)(h)
Total Banks					14,094,551
Capital Markets — 0.2%
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000		891,300	(a)
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,430,000		1,614,112
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	920,000		894,700
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	818,000		807,775
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000		2,606,250
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000		1,790,750	(a)
Total Consumer Finance					7,713,587
Diversified Financial Services — 0.6%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	1,240,000		1,252,400	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.490%	12/21/65	2,450,000		2,205,000	(a)(f)
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000		198,500
Total Diversified Financial Services					3,655,900

See Notes to Financial Statements.

10	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 1.7%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	3,520,000	$3,616,800
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	3,500,000	3,605,000	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	4,930,000	3,808,425
Total Insurance				11,030,225
Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	1,740,000	1,544,250
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	3,112,000	3,113,556
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	2,220,000	2,369,850	(a)
Total Real Estate Investment Trusts (REITs)				7,027,656
Real Estate Management & Development — 0.9%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,620,000	1,417,500
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	4,560,000	4,582,800	(a)
Total Real Estate Management & Development				6,000,300
Total Financials				50,413,519
Health Care — 8.7%
Health Care Equipment & Supplies — 1.3%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,285,000	1,148,469	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	5,010,000	4,158,300	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,505,000	1,271,725	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,730,000	1,704,050	(a)
Total Health Care Equipment & Supplies				8,282,544
Health Care Providers & Services — 4.1%
BioScrip Inc., Senior Notes	8.875%	2/15/21	3,060,000	2,455,650
Centene Escrow Corp., Senior Notes	5.625%	2/15/21	2,430,000	2,478,600	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,503,000	2,703,240	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	4,000,000	4,420,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,430,000	2,290,275
Kindred Healthcare Inc., Senior Notes	8.000%	1/15/20	5,150,000	4,725,125
Select Medical Corp., Senior Notes	6.375%	6/1/21	1,250,000	1,079,687
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	525,000	528,938
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	5,990,000	5,301,150
Total Health Care Providers & Services				25,982,665
Pharmaceuticals — 3.3%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	800,000	752,000	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	6,530,000	5,795,375	(a)(b)
Mallinckrodt International Finance SA, Senior Notes	5.625%	10/15/23	1,510,000	1,423,175	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	7,600,000	7,205,750	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	2,480,000	$2,393,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	2,080,000	1,846,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	1,950,000	1,755,000	(a)
Total Pharmaceuticals				21,170,500
Total Health Care				55,435,709
Industrials — 12.5%
Aerospace & Defense — 0.9%
Bombardier Inc., Senior Notes	7.500%	3/15/18	860,000	808,400	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,560,000	3,739,200	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,280,000	1,216,000
Total Aerospace & Defense				5,763,600
Air Freight & Logistics — 0.5%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	3,530,000	3,534,413	(a)
Airlines — 1.2%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	2,945,000	2,930,275	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	134,758	142,675
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	530,312	552,187	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,594,790	1,616,718	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	46,673	47,665
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	35,539	37,715
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	350,911	368,456
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	5.500%	10/29/20	203,938	210,312
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	58,438	60,556
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	381,736	427,067
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	977,375	1,017,692
Total Airlines				7,411,318
Building Products — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,870,000	2,453,850	(a)
Commercial Services & Supplies — 2.4%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	2,167,000	1,701,095	(a)
GFL Escrow Corp., Senior Notes	9.875%	2/1/21	2,190,000	2,214,638	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	4,740,000	3,827,550

See Notes to Financial Statements.

12	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	1,770,000	$1,641,675
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	2,760,000	2,473,650
West Corp., Senior Notes	5.375%	7/15/22	4,130,000	3,495,012	(a)
Total Commercial Services & Supplies				15,353,620
Construction & Engineering — 1.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	4,210,000	2,978,575	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,555,062	3,944,094	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,590,000	1,371,375	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	5,020,000	1,643,483	(a)
Total Construction & Engineering				9,937,527
Electrical Equipment — 1.2%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	4,500,000	4,387,500	(a)(b)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,375,137	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	2,300,000	1,782,500	(a)
Total Electrical Equipment				7,545,137
Machinery — 1.6%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	4,943,000	5,017,145	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,880,000	3,850,900	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,218,000
Total Machinery				10,086,045
Marine — 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	4,650,000	3,714,187	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,440,000	252,000	*(e)
Total Marine				3,966,187
Road & Rail — 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,520,000	1,512,400	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	2,940,000	2,697,450	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	700,000	642,250	(h)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	3,930,000	3,124,350	(a)
Total Road & Rail				7,976,450
Trading Companies & Distributors — 0.5%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,280,000	3,017,600
Transportation — 0.5%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,177,000	1,200,540	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000		$1,869,300	(a)(b)
Total Transportation					3,069,840
Total Industrials					80,115,587
Information Technology — 3.4%
Communications Equipment — 0.6%
CommScope Inc., Senior Secured Notes	4.375%	6/15/20	3,650,000		3,723,000	(a)
Electronic Equipment, Instruments & Components — 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	3,500,000		3,294,375
Internet Software & Services — 1.4%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	3,650,000		3,421,875	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,370,000		1,459,050
Bankrate Inc., Senior Notes	6.125%	8/15/18	4,215,000		4,257,150	(a)
Total Internet Software & Services					9,138,075
IT Services — 0.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	3,435,000		1,477,050	(a)(c)
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	2,160,000		1,757,700	(a)
Software — 0.4%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	2,570,000		2,704,925	(a)
Total Information Technology					22,095,125
Materials — 6.0%
Chemicals — 1.7%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	900,000		787,500	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	4,600,000		3,151,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,760,000		1,152,800	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,050,825	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	4,525,000		3,778,375	(a)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	980,000		686,000	(a)
Total Chemicals					10,606,500
Construction Materials — 0.6%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	2,594,000		2,658,850	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000		1,493,703	(a)
Total Construction Materials					4,152,553
Containers & Packaging — 1.4%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	820,136		758,626	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	530,000		532,650	(a)

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	260,000		$235,950	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.512%	12/15/19	860,000		824,525	(a)(f)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,540,000		1,278,200	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	2,970,000		2,361,150	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	3,165,000		2,785,200
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000		411,250
Total Containers & Packaging					9,187,551
Metals & Mining — 2.3%
ArcelorMittal, Senior Notes	6.500%	3/1/21	2,280,000		1,863,900
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	3,750,000		2,906,250	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,720,000		1,570,800
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	3,150,000		2,748,375	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	2,000,000		1,795,628	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,010,000		100,500	*(a)(c)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	20,584		0	(a)(c)(d)(i)
Novelis Inc., Senior Notes	8.375%	12/15/17	599,000		578,035
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	310,000		243,350	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	760,000		782,800	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,180,000	EUR	1,323,067	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	680,000		663,000	(a)
Total Metals & Mining					14,575,705
Total Materials					38,522,309
Telecommunication Services — 5.4%
Diversified Telecommunication Services — 2.6%
Frontier Communications Corp., Senior Notes	8.875%	9/15/20	3,360,000		3,385,200	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	6,330,000		5,443,800
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	2,980,000		3,058,225
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,570,000		2,033,650	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	207,000		219,161	(a)
Windstream Services LLC, Senior Notes	7.750%	10/1/21	1,200,000		942,000
Zayo Group LLC/Zayo Capital Inc., Senior Notes	10.125%	7/1/20	1,302,000		1,406,160
Total Diversified Telecommunication Services					16,488,196
Wireless Telecommunication Services — 2.8%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	3,290,000		3,248,875	(a)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	1,310,000		1,388,600	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,175,000		7,354,375	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,000,000	$740,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	2,070,000	1,743,975
Sprint Corp., Senior Notes	7.250%	9/15/21	3,000,000	2,175,000
Sprint Corp., Senior Notes	7.875%	9/15/23	1,710,000	1,226,925
Total Wireless Telecommunication Services				17,877,750
Total Telecommunication Services				34,365,946
Utilities — 1.9%
Electric Utilities — 1.1%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	2,163,256	2,159,200
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,615,000	2,565,969
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,173,600
Total Electric Utilities				6,898,769
Independent Power and Renewable Electricity Producers — 0.8%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	5,173,503	4,973,030
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	314,777	315,171
Total Independent Power and Renewable Electricity Producers				5,288,201
Total Utilities				12,186,970
Total Corporate Bonds & Notes (Cost — $622,129,982)				493,784,727
Asset-Backed Securities — 7.2%
American Money Management Corp., 2015-16A E	6.224%	4/14/27	3,150,000	2,580,795	(a)(f)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.802%	11/25/32	2,255,848	2,161,710	(f)
Apidos CLO, 2015-21A D	6.170%	7/18/27	750,000	556,023	(a)(f)
Asset-Backed Funding Certificates, 2004-OPT5 M1	1.552%	3/25/34	4,798,753	4,029,168	(f)
Avery Point CLO Ltd., 2015-6A E1	5.783%	8/5/27	1,750,000	1,387,050	(a)(f)
Babson CLO Ltd., 2015-2A E	6.174%	7/20/27	1,000,000	813,100	(a)(f)
Carlyle Global Market Strategies, 2015-2A D	5.919%	4/27/27	1,000,000	792,300	(a)(f)
Cent CLO LP, 2015-23A D	6.020%	4/17/26	1,000,000	754,552	(a)(f)
Cumberland Park CLO Ltd., 2015-2A E	5.624%	7/20/26	750,000	560,642	(a)(f)
Dryden Senior Loan Fund, 2013-26A E	5.122%	7/15/25	1,000,000	692,686	(a)(f)
Dryden Senior Loan Fund, 2014-34A D	4.222%	10/15/26	1,000,000	870,942	(a)(f)
Dryden Senior Loan Fund, 2015-40A E	6.312%	8/15/28	2,230,000	1,827,262	(a)(f)
Galaxy CLO Ltd., 2015-20A E	6.124%	7/20/27	500,000	402,200	(a)(f)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.824%	7/20/27	2,750,000	2,032,852	(a)(f)
GSAA Trust, 2006-5 2A3	0.697%	3/25/36	4,423,566	2,986,789	(f)
GSAMP Trust, 2004-SEA2 M2	1.677%	3/25/34	2,680,000	1,932,816	(f)

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	0.577%	3/25/37	2,622,054	$2,087,276	(f)
Jamestown CLO Ltd., 2015-8A D2	7.114%	1/15/28	1,975,000	1,603,700	(a)(f)
Lehman XS Trust, 2006-8 2A4A	0.687%	6/25/36	12,298,399	7,806,911	(f)
Marathon CLO Ltd., 2015-8A C	4.670%	7/18/27	950,000	831,345	(a)(f)
Neuberger Berman CLO Ltd., 2015-19A D	5.872%	7/15/27	3,500,000	2,705,850	(a)(f)
Structured Asset Securities Corp., 2005-SC1 1A2	7.655%	5/25/31	3,114,824	2,686,901	(a)(f)
Treman Park CLO Ltd, 2015-1A E	6.824%	4/20/27	2,750,000	2,357,300	(a)(f)
Voya CLO Ltd., 2015-1A D	6.220%	4/18/27	2,000,000	1,614,200	(a)(f)
Total Asset-Backed Securities (Cost — $50,199,237)				46,074,370
Collateralized Mortgage Obligations — 4.6%
American Home Mortgage Assets, 2006-6 A1A	0.617%	12/25/46	4,920,684	3,155,690	(f)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	717,411	708,420	(a)
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	2,100,000	1,258,475	(a)
Connecticut Avenue Securities, 2013-C01 M2	5.677%	10/25/23	2,200,000	2,261,869	(f)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	1.577%	9/25/34	3,121,463	2,681,163	(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.746%	2/19/45	3,199,996	1,876,908	(f)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.773%	8/15/48	1,600,000	1,151,832	(a)(f)
RBSGC Mortgage Pass-Through Certificates, 2005-RP1 2A	3.295%	3/25/34	2,404,566	2,296,743	(a)(f)
Structured ARM Loan Trust, 2005-14 A1	0.737%	7/25/35	5,857,656	4,246,351	(f)
Structured ARM Loan Trust, 2005-19XS M1II	1.077%	10/25/35	12,767,130	5,310,449	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.687%	12/25/35	4,257,124	3,469,117	(f)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,800,000	1,054,364	(a)
Total Collateralized Mortgage Obligations (Cost — $30,575,520)				29,471,381
Convertible Bonds & Notes — 0.2%
Materials — 0.2%
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds (Cost — $1,761,992)	9.500%	6/24/19	1,761,992	1,039,575	(a)(b)(c)
Senior Loans — 5.2%
Consumer Discretionary — 1.1%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,670,000	1,678,350	(j)(k)
Leisure Products — 0.3%
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	2,174,250	1,855,359	(j)(k)
Specialty Retail — 0.3%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	2,300,000	2,311,500	(j)(k)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	2,104,100	$1,383,446	(j)(k)
Total Consumer Discretionary				7,228,655
Consumer Staples — 0.8%
Food Products — 0.8%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	5,190,000	5,131,612	(j)(k)
Energy — 0.9%
Energy Equipment & Services — 0.4%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	4,130,000	2,333,450	(j)(k)
Oil, Gas & Consumable Fuels — 0.5%
Magnum Hunter Resources Inc., DIP Term Loan	9.000%	9/15/16	1,850,859	1,850,859	(j)(k)
Samson Investment Co., New Second Lien Term Loan	5.000%	9/25/18	1,500,000	41,250	*(e)(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	2,047,709	1,228,625	(j)(k)
Total Oil, Gas & Consumable Fuels				3,120,734
Total Energy				5,454,184
Health Care — 0.7%
Health Care Equipment & Supplies — 0.3%
Lantheus Medical Imaging Inc., Term Loan	7.000-8.500%	6/30/22	2,129,300	1,958,956	(j)(k)
Health Care Providers & Services — 0.4%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	2,805,000	2,643,713	(j)(k)
Total Health Care				4,602,669
Industrials — 0.7%
Aerospace & Defense — 0.1%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	985,000	893,067	(j)(k)
Commercial Services & Supplies — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,298,610	1,291,305	(j)(k)
Marine — 0.4%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	2,530,000	2,251,700	(j)(k)
Total Industrials				4,436,072
Materials — 0.4%
Metals & Mining — 0.4%
Essar Steel Algoma Inc., Term Loan	9.000%	8/9/19	1,465,200	354,395	(j)(k)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	3,353,196	2,343,046	(j)(k)
Total Materials				2,697,441
Utilities — 0.6%
Electric Utilities — 0.6%
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	2,961,667	1,880,658	(j)(k)

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	2,580,500		$2,128,913	(j)(k)
Total Utilities					4,009,571
Total Senior Loans (Cost — $42,188,666)					33,560,204
Sovereign Bonds — 0.4%
Mexico — 0.4%
United Mexican States, Senior Bonds (Cost — $3,556,989)	6.500%	6/9/22	43,320,000	MXN	2,502,415

			Shares
Common Stocks — 1.7%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			83,175		0	*(c)(d)(i)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7		232,844	*(c)
Total Consumer Discretionary					232,844
Energy — 0.2%
Energy Equipment & Services — 0.2%
Hercules Offshore Inc.			134,398		123,646	*
KCAD Holdings I Ltd.			282,728,964		992,662	*(c)(d)
Total Energy					1,116,308
Financials — 1.1%
Banks — 1.1%
Citigroup Inc.			89,009		3,790,003
JPMorgan Chase & Co.			60,063		3,573,749
Total Financials					7,363,752
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.			15,700		1,723,232	*(c)(d)
Industrials — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS			104,107		452,032	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			3,085		31	*(c)(d)
Total Industrials					452,063
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			4,234,989		248,777	*(c)(d)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Western Asset Short Duration High Income Fund

Security			Shares	Value
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	$1	*(c)
Total Common Stocks (Cost — $21,457,524)				11,136,977

	Rate
Convertible Preferred Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Rex Energy Corp. (Cost — $1,816,250)	6.000%		19,400	67,124
Preferred Stocks — 1.1%
Financials — 1.1%
Consumer Finance — 1.1%
GMAC Capital Trust I (Cost — $7,119,507)	8.125%		276,437	7,035,322	(f)

		Expiration Date	Contracts
Purchased Options — 0.1%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost — $439,342)		1/12/17	20,530,000	371,573
Total Investments before Short-Term Investments (Cost — $781,245,009)				625,043,668

		Maturity Date	Face Amount†
Short-Term Investments — 1.1%
Repurchase Agreements — 0.9%
Deutsche Bank Securities Inc. repurchase agreement dated 1/29/16; Proceeds at maturity — $6,000,175; (Fully collateralized by U.S. government obligations, 1.875% due 7/15/19; Market value — $6,120,000) (Cost — $6,000,000)	0.350%	2/1/16	6,000,000	6,000,000

			Shares
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,079,276)	0.194%		1,079,276	1,079,276
Total Short-Term Investments (Cost — $7,079,276)				7,079,276
Total Investments — 98.8% (Cost — $788,324,285#)				632,122,944
Other Assets in Excess of Liabilities — 1.2%				7,702,717
Total Net Assets — 100.0%				$639,825,661

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Western Asset Short Duration High Income Fund

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of January 31, 2016.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
MXN	— Mexican Peso
SAR	— Saudi Arabian Riyal

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

January 31, 2016

Assets:
Investments, at value (Cost — $788,324,285)	$632,122,944
Interest and dividends receivable	13,627,216
Receivable for securities sold	3,718,497
Deposits with brokers for open futures contracts	806,018
Receivable for Fund shares sold	648,103
Unrealized appreciation on forward foreign currency contracts	16,175
Deposits with brokers for centrally cleared swap contracts	7,358
Prepaid expenses	82,625
Total Assets	651,028,936

Liabilities:
Payable for securities purchased	6,318,569
Payable for Fund shares repurchased	3,139,802
Distributions payable	565,367
Investment management fee payable	311,592
Service and/or distribution fees payable	185,904
Payable to broker — variation margin on open futures contracts	138,281
Unrealized depreciation on forward foreign currency contracts	63,686
Trustees’ fees payable	3,732
Accrued expenses	476,342
Total Liabilities	11,203,275
Total Net Assets	$639,825,661

Net Assets:
Par value (Note 7)	$1,307
Paid-in capital in excess of par value	978,866,612
Undistributed net investment income	488,035
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(182,641,512)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(156,888,781)
Total Net Assets	$639,825,661

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Net Assets:
Class A	$315,702,988
Class C	$77,215,723
Class C1	$78,746,629
Class R	$55,872
Class I	$168,104,449

Shares Outstanding:
Class A	64,582,386
Class C	15,797,437
Class C1	16,025,066
Class R	11,444
Class I	34,247,688

Net Asset Value:
Class A (and redemption price)	$4.89
Class C*	$4.89
Class C1*	$4.91
Class R (and redemption price)	$4.88
Class I (and redemption price)	$4.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.00

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended January 31, 2016

Investment Income:
Interest	$29,505,624
Dividends	755,230
Total Investment Income	30,260,854

Expenses:
Investment management fee (Note 2)	2,253,873
Service and/or distribution fees (Notes 2 and 5)	1,319,780
Transfer agent fees (Note 5)	533,943
Registration fees	68,009
Legal fees	47,451
Fund accounting fees	45,899
Audit and tax fees	25,876
Shareholder reports	25,734
Insurance	8,287
Trustees’ fees	7,691
Custody fees	2,234
Commitment fees (Note 8)	1,945
Miscellaneous expenses	6,795
Total Expenses	4,347,517
Net Investment Income	25,913,337

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(53,301,900)
Futures contracts	(1,620,119)
Swap contracts	(485,085)
Foreign currency transactions	(4,754)
Net Realized Loss	(55,411,858)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(79,641,153)
Futures contracts	201,913
Swap contracts	205,738
Foreign currencies	(109,531)
Change in Net Unrealized Appreciation (Depreciation)	(79,343,033)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(134,754,891)
Decrease in Net Assets From Operations	$(108,841,554)

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2016 (unaudited) and the Year Ended July 31, 2015	2016	2015

Operations:
Net investment income	$25,913,337	$70,627,517
Net realized loss	(55,411,858)	(24,938,440)
Change in net unrealized appreciation (depreciation)	(79,343,033)	(92,565,476)
Decrease in Net Assets From Operations	(108,841,554)	(46,876,399)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(28,152,257)	(74,987,023)
Decrease in Net Assets From Distributions to Shareholders	(28,152,257)	(74,987,023)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	69,792,233	482,013,943
Reinvestment of distributions	23,975,794	62,581,448
Cost of shares repurchased	(276,504,197)	(874,666,635)
Decrease in Net Assets From Fund Share Transactions	(182,736,170)	(330,071,244)
Decrease in Net Assets	(319,729,981)	(451,934,666)

Net Assets:
Beginning of period	959,555,642	1,411,490,308
End of period*	$639,825,661	$959,555,642
*Includes undistributed net investment income of:	$488,035	$2,726,955

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$5.81	$6.40	$6.33	$6.03	$6.17	$5.86

Income (loss) from operations:
Net investment income	0.17	0.37	0.37	0.40	0.42	0.46
Net realized and unrealized gain (loss)	(0.90)	(0.57)	0.09	0.31	(0.12)	0.33
Total income (loss) from operations	(0.73)	(0.20)	0.46	0.71	0.30	0.79

Less distributions from:
Net investment income	(0.19)	(0.39)	(0.39)	(0.41)	(0.44)	(0.48)
Total distributions	(0.19)	(0.39)	(0.39)	(0.41)	(0.44)	(0.48)

Net asset value, end of period	$4.89	$5.81	$6.40	$6.33	$6.03	$6.17
Total return[3]	(12.80)%	(3.15)%	7.44%	12.02%	5.35%	13.95%

Net assets, end of period (millions)	$316	$439	$631	$380	$327	$261

Ratios to average net assets:
Gross expenses	1.00%[4]	0.96%	0.95%	0.99%	1.03%	1.00%
Net expenses[5]	1.00 [4]	0.96	0.94 [6]	0.98 [6]	1.03	1.00
Net investment income	6.39 [4]	6.06	5.70	6.37	7.23	7.53

Portfolio turnover rate	16%	47%	60%	117%	78%	90%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014	2013[3]

Net asset value, beginning of period	$5.81	$6.40	$6.33	$6.03

Income (loss) from operations:
Net investment income	0.15	0.32	0.32	0.35
Net realized and unrealized gain (loss)	(0.90)	(0.56)	0.10	0.31
Total income (loss) from operations	(0.75)	(0.24)	0.42	0.66

Less distributions from:
Net investment income	(0.17)	(0.35)	(0.35)	(0.36)
Total distributions	(0.17)	(0.35)	(0.35)	(0.36)

Net asset value, end of period	$4.89	$5.81	$6.40	$6.33
Total return[4]	(13.12)%	(3.87)%	6.68%	11.16%

Net assets, end of period (millions)	$77	$117	$156	$10

Ratios to average net assets:
Gross expenses	1.71%[5]	1.70%	1.66%	1.82%[5]
Net expenses[6]	1.71 [5]	1.70	1.66	1.75 [5,7]
Net investment income	5.68 [5]	5.33	4.94	5.61 [5]

Portfolio turnover rate	16%	47%	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]	For the period August 1, 2012 (inception date) through July 31, 2013.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1,2]	2016[3]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$5.84	$6.44	$6.36	$6.06	$6.20	$5.89

Income (loss) from operations:
Net investment income	0.16	0.35	0.34	0.37	0.40	0.43
Net realized and unrealized gain (loss)	(0.91)	(0.58)	0.11	0.31	(0.12)	0.33
Total income (loss) from operations	(0.75)	(0.23)	0.45	0.68	0.28	0.76

Less distributions from:
Net investment income	(0.18)	(0.37)	(0.37)	(0.38)	(0.42)	(0.45)
Total distributions	(0.18)	(0.37)	(0.37)	(0.38)	(0.42)	(0.45)

Net asset value, end of period	$4.91	$5.84	$6.44	$6.36	$6.06	$6.20
Total return[4]	(13.08)%	(3.66)%	7.15%	11.47%	4.91%	13.30%

Net assets, end of period (millions)	$79	$103	$131	$144	$159	$166

Ratios to average net assets:
Gross expenses	1.41%[5]	1.39%	1.37%	1.45%	1.47%	1.45%
Net expenses	1.41 [5]	1.39	1.37	1.45	1.47	1.45
Net investment income	5.99 [5]	5.65	5.28	5.89	6.81	7.08

Portfolio turnover rate	16%	47%	60%	117%	78%	90%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended January 31, 2016 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$5.80	$6.41	$6.41

Income (loss) from operations:
Net investment income	0.17	0.35	0.17
Net realized and unrealized gain (loss)	(0.91)	(0.59)	0.01
Total income (loss) from operations	(0.74)	(0.24)	0.18

Less distributions from:
Net investment income	(0.18)	(0.37)	(0.18)
Total distributions	(0.18)	(0.37)	(0.18)

Net asset value, end of period	$4.88	$5.80	$6.41
Total return[4]	(12.93)%	(3.86)%	2.83%

Net assets, end of period (000s)	$56	$55	$37

Ratios to average net assets:
Gross expenses	1.24%[5]	1.23%	1.30%[5]
Net expenses[6]	1.24 [5]	1.23	1.30 [5]
Net investment income	6.16 [5]	5.82	5.46 [5]

Portfolio turnover rate	16%	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]	For the period January 31, 2014 (inception date) to July 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$5.83	$6.43	$6.35	$6.05	$6.20	$5.88

Income (loss) from operations:
Net investment income	0.18	0.39	0.39	0.41	0.44	0.47
Net realized and unrealized gain (loss)	(0.90)	(0.58)	0.10	0.31	(0.13)	0.34
Total income (loss) from operations	(0.72)	(0.19)	0.49	0.72	0.31	0.81

Less distributions from:
Net investment income	(0.20)	(0.41)	(0.41)	(0.42)	(0.46)	(0.49)
Total distributions	(0.20)	(0.41)	(0.41)	(0.42)	(0.46)	(0.49)

Net asset value, end of period	$4.91	$5.83	$6.43	$6.35	$6.05	$6.20
Total return[3]	(12.63)%	(3.04)%	7.93%	12.23%	5.48%	14.16%

Net assets, end of period (millions)	$168	$295	$484	$84	$25	$17

Ratios to average net assets:
Gross expenses	0.74%[4]	0.72%	0.66%	0.77%	0.75%	0.81%
Net expenses[5]	0.74 [4]	0.72	0.66	0.77	0.75	0.81
Net investment income	6.62 [4]	6.28	5.99	6.54	7.51	7.72

Portfolio turnover rate	16%	47%	60%	117%	78%	90%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%.

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$96,855,912	$2,357,661		$99,213,573
Materials	—	38,522,309	0	*	38,522,309
Other corporate bonds & notes	—	356,048,845	—		356,048,845
Asset-backed securities	—	46,074,370	—		46,074,370
Collateralized mortgage obligations	—	29,471,381	—		29,471,381
Convertible bonds & notes	—	1,039,575	—		1,039,575
Senior loans:
Consumer discretionary	—	4,917,155	2,311,500		7,228,655
Consumer staples	—	—	5,131,612		5,131,612
Energy	—	41,250	5,412,934		5,454,184
Health care	—	2,643,713	1,958,956		4,602,669
Industrials	—	2,184,372	2,251,700		4,436,072
Materials	—	2,697,441	—		2,697,441
Utilities	—	—	4,009,571		4,009,571
Sovereign bonds	—	2,502,415	—		2,502,415
Common stocks:
Consumer discretionary	—	—	232,844		232,844
Energy	$123,646	—	992,662		1,116,308
Health care	—	—	1,723,232		1,723,232
Industrials	—	—	452,063		452,063
Materials	—	—	248,777		248,777
Other common stocks	7,363,753	—	—		7,363,753
Convertible preferred stocks	67,124	—	—		67,124
Preferred stocks	7,035,322	—	—		7,035,322
Purchased options	—	371,573	—		371,573
Total long-term investments	$14,589,845	$583,370,311	$27,083,512		$625,043,668
Short-term investments†:
Repurchase agreements	—	$6,000,000	—		$6,000,000
Money market funds	$1,079,276	—	—		1,079,276
Total short-term investments	$1,079,276	$6,000,000	—		$7,079,276
Total investments	$15,669,121	$589,370,311	$27,083,512		$632,122,944
Other financial instruments:
Futures contracts	$695,112	—	—		$695,112
Forward foreign currency contracts	—	$16,175	—		16,175
Total other financial instruments	$695,112	$16,175	—		$711,287
Total	$16,364,233	$589,386,486	$27,083,512		$632,834,231

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,331,394	—	—	$1,331,394
Forward foreign currency contracts	—	$63,686	—	63,686
Total	$1,331,394	$63,686	—	$1,395,080

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the period. At January 31, 2016, securities valued at $67,124 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Materials		Utilities	Asset-Backed Securities
Balance as of July 31, 2015	$2,828,141	$0	*	$2,964,296	$4,566,125
Accrued premiums/discounts	8,457	—		—	11,644
Realized gain (loss)[1]	40,036	—		(81,228)	(89,081)
Change in unrealized appreciation (depreciation)[2]	(79,881)	(204)		(137,778)	(788,819)
Purchases	85,216	204		—	—
Sales	(524,308)	—		(179,321)	(1,106,375)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3[4]	—	—		(2,565,969)	(2,593,494)
Balance as of January 31, 2016	$2,357,661	$0	*	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2016[2]	$(79,881)	$(204)		—	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Industrials	Utilities
Balance as of July 31, 2015	$2,328,750	$5,293,800	$2,461,431	—	$5,128,622	$2,502,727
Accrued premiums/discounts	606	16,352	12,702	—	6,413	3,009
Realized gain (loss)[1]	—	—	13,897	—	(163,988)	242
Change in unrealized appreciation (depreciation)[2]	(17,856)	(178,540)	(2,280,182)	—	(223,015)	(364,066)
Purchases	—	—	5,804,077	—	2,403,500	—
Sales	—	—	(598,991)	—	(4,899,832)	(13,000)
Transfers into Level 3[3]	—	—	—	$1,958,956	—	1,880,659
Transfers out of Level 3	—	—	—	—	—	—
Balance as of January 31, 2016	$2,311,500	$5,131,612	$5,412,934	$1,958,956	$2,251,700	$4,009,571
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2016[2]	$(17,856)	$(178,540)	$(2,280,182)	—	$(223,015)	$(364,066)

34	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials	Total
Balance as of July 31, 2015	$236,348	$2,389,342	$1,303,100	$763,521	—	$32,766,203
Accrued premiums/discounts	—	—	—	—	—	59,183
Realized gain (loss)[1]	—	—	—	—	—	(280,122)
Change in unrealized appreciation (depreciation)[2]	(3,504)	(1,396,680)	420,132	(363,154)	—	(5,413,547)
Purchases	—	—	—	51,696	—	8,344,693
Sales	—	—	—	—	—	(7,321,827)
Transfers into Level 3[3]	—	—	—	—	$248,777	4,088,392
Transfers out of Level 3[4]	—	—	—	—	—	(5,159,463)
Balance as of January 31, 2016	$232,844	$992,662	$1,723,232	$452,063	$248,777	$27,083,512
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2016[2]	$(3,504)	$(1,396,680)	$420,132	$(363,154)	—	$(4,486,950)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

(c) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

36	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended January 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

38	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

40	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of January 31, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $63,686. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

42	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applied if redemption occured within 12 months from purchase payment. This CDSC declined by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC was incurred. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2016, LMIS and its affiliates retained sales charges of $30,606 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B*	Class C	Class C1
CDSCs	$9,160	$1,148	$12,890	$240

*	On December 15, 2015, the Fund converted its Class B shares into Class A shares.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2016, the Fund had accrued $974 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$117,184,366	$9,985,938
Sales	312,468,978	9,831,641

At January 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,479,961
Gross unrealized depreciation	(160,681,302)
Net unrealized depreciation	$(156,201,341)

At January 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	81	3/16	$12,766,076	$13,461,188	$695,112

Contracts to Sell:
U.S. Treasury 5-Year Notes	20	3/16	2,371,716	2,413,437	(41,721)
U.S. Treasury 10-Year Notes	380	3/16	47,950,015	49,239,688	(1,289,673)
					(1,331,394)
Net unrealized depreciation on open futures contracts					$(636,282)

At January 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,021,619	USD	2,876,664	Bank of America N.A.	2/16/16	$(32,275)
EUR	2,617,622	USD	2,864,019	Bank of America N.A.	2/16/16	(27,411)
AUD	287,820	USD	207,568	Citibank N.A.	2/16/16	(4,000)
USD	2,491,636	AUD	3,500,000	Citibank N.A.	2/16/16	16,175
Total						$(47,511)

44	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

Abbreviations used in this table:
AUD	— Australian Dollar
EUR	— Euro
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$371,573	$371,573
Futures contracts[3]	$695,112	—	695,112
Forward foreign currency contracts	—	16,175	16,175
Total	$695,112	$387,748	$1,082,860

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$1,331,394	—	$1,331,394
Forward foreign currency contracts	—	$63,686	63,686
Total	$1,331,394	$63,686	$1,395,080

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(1,620,119)	—	—	$(1,620,119)
Swap contracts	—	—	$(485,085)	(485,085)
Forward foreign currency contracts[1]	—	$273,375	—	273,375
Total	$(1,620,119)	$273,375	$(485,085)	$(1,831,829)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(67,769)	—	$(67,769)
Futures contracts	$201,913	—	—	201,913
Swap contracts	—	—	$205,738	205,738
Forward foreign currency contracts[2]	—	(213,295)	—	(213,295)
Total	$201,913	$(281,064)	$205,738	$126,587

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended January 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$53,082
Futures contracts (to buy)	9,297,281
Futures contracts (to sell)	91,042,054
Forward foreign currency contracts (to buy)	5,077,173
Forward foreign currency contracts (to sell)	2,669,386

Average Notional Balance
Credit default swap contracts (to buy protection)†	$4,734,362

†	At January 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at January 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$371,573	—	$371,573
Forward foreign currency contracts	16,175	—	16,175
Total	$387,748	—	$387,748

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at January 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[5]	$138,281	$(138,281)	—
Forward foreign currency contracts	63,686	—	$63,686
Total	$201,967	$(138,281)	$63,686

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

46	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 0.75%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$485,006	$271,629
Class B1	14,241	4,985
Class C	496,777	50,753
Class C1	323,595	48,788
Class R	161	45
Class I	—	157,743
Total	$1,319,780	$533,943

[1]	On December 15, 2015, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Six Months Ended January 31, 2016	Year Ended July 31, 2015
Net Investment Income:
Class A	$13,457,983	$33,786,755
Class B1	117,010	405,740
Class C	3,093,027	7,873,472
Class C1	3,019,640	6,975,947
Class R	2,166	2,239
Class I	8,462,431	25,942,870
Total	$28,152,257	$74,987,023

[1]	On December 15, 2015, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At January 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,622,234	$35,637,809	29,811,813	$183,523,512
Shares issued on reinvestment	2,358,843	12,570,751	5,165,042	31,264,875
Shares repurchased	(20,054,637)	(106,750,690)	(57,937,287)	(353,536,526)
Net decrease	(11,073,560)	$(58,542,130)	(22,960,432)	$(138,748,139)

Class B1
Shares sold	5,003	$27,125	57,823	$346,440
Shares issued on reinvestment	18,330	99,698	62,598	375,770
Shares repurchased	(994,937)	(5,126,147)	(485,432)	(2,918,140)
Net decrease	(971,604)	$(4,999,324)	(365,011)	$(2,195,930)

Class C
Shares sold	1,224,267	$6,608,350	6,515,471	$39,863,627
Shares issued on reinvestment	485,937	2,591,902	1,053,052	6,371,227
Shares repurchased	(6,130,357)	(32,853,540)	(11,758,028)	(71,133,171)
Net decrease	(4,420,153)	$(23,653,288)	(4,189,505)	$(24,898,317)

Class C1
Shares sold	66,344	$350,633	121,249	$735,975
Shares issued on reinvestment	538,271	2,881,112	1,093,074	6,647,115
Shares repurchased	(2,146,949)	(11,484,917)	(3,993,588)	(24,308,382)
Net decrease	(1,542,334)	$(8,253,172)	(2,779,265)	$(16,925,292)

Class R
Shares sold	5,981	$33,151	7,909	$47,056
Shares issued on reinvestment	392	2,080	371	2,235
Shares repurchased	(4,451)	(23,777)	(4,533)	(28,465)
Net increase	1,922	$11,454	3,747	$20,826

Class I
Shares sold	5,012,086	$27,135,165	41,670,854	$257,497,333
Shares issued on reinvestment	1,085,740	5,830,251	2,943,640	17,920,226
Shares repurchased	(22,370,445)	(120,265,126)	(69,420,590)	(422,741,951)
Net decrease	(16,272,619)	$(87,299,710)	(24,806,096)	$(147,324,392)

[1]

On December 15, 2015, the Fund converted 860,964 Class B shares into 854,277 Class A shares, valued at $4,399,524. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional

48	Western Asset Short Duration High Income Fund 2016 Semi-Annual Report

source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended January 31, 2016, the Fund incurred a commitment fee in the amount of $1,945. The Fund did not utilize the Redemption Facility during the period ended January 31, 2016.

9. Capital loss carryforward

As of July 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2017	$(8,495,814)
7/31/2018	(64,100,133)
7/31/2019	(17,621,656)
$(90,217,603)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $31,567,566, which have no expiration date, must be used first to offset any such gains.

Western Asset Short Duration High Income Fund 2016 Semi-Annual Report	49

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2015, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Short Duration High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

50	Western Asset Short Duration High Income Fund

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (currently, Broadridge

Western Asset Short Duration High Income Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Financial Solutions, Inc.) (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Lipper data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals and for rolling periods comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2015 was below the median and its performance for the 3-, 5- and 10-year periods ended June 30, 2015 was above the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

52	Western Asset Short Duration High Income Fund

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio also was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2017.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee is slightly below the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at lower asset levels and approximately equivalent at higher asset levels. In addition, the Board noted the Fund’s Contractual Management Fee and Actual Management Fee are each below the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Western Asset Short Duration High Income Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

54	Western Asset Short Duration High Income Fund

Western Asset

Short Duration High Income Fund

Trustees

Elliott J. Berv*

Chair

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust**

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective February 10, 2016, Mr. Berv became Chair.
**	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2172 3/16 SR16-2719

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 22, 2016